Offerings - Offering: 1	May 15, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	BANK5 2026-5YR22, Commercial Mortgage Pass-Through Certificates, Series 2026-5YR22
Amount Registered | shares	735,845,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 735,845,000
Amount of Registration Fee	$ 101,620.20
Offering Note
(1)	Estimated solely for the purpose of calculating the registration fee.